Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Second Quarter Ended June 30, 2021

KIRKLAND, WASHINGTON, July 27, 2021-- Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter ended June 30, 2021.

●

Revenue was $293.3 million for the quarter ended June 30, 2021, a 15.3% increase from $254.5 million for the quarter ended March 31, 2021 and a 57.5% increase from $186.2 million for the quarter ended June 30, 2020.

●	GAAP gross margin was 56.0% for the quarter ended June 30, 2021, compared with 55.1% for the quarter ended June 30, 2020.

●

Non-GAAP (1) gross margin was 56.3% for the quarter ended June 30, 2021, excluding the impact of $0.9 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense, compared with 55.7% for the quarter ended June 30, 2020, excluding the impact of $0.6 million for stock-based compensation expense and $0.5 million for deferred compensation plan expense.

●	GAAP operating expenses were $103.6 million for the quarter ended June 30, 2021, compared with $74.6 million for the quarter ended June 30, 2020.

●

Non-GAAP (1) operating expenses were $70.3 million for the quarter ended June 30, 2021, excluding $31.2 million for stock-based compensation expense and $2.0 million for deferred compensation plan expense, compared with $50.7 million for the quarter ended June 30, 2020, excluding $20.4 million for stock-based compensation expense and $3.6 million for deferred compensation plan expense.

●	GAAP operating income was $60.6 million for the quarter ended June 30, 2021, compared with $28.0 million for the quarter ended June 30, 2020.

●

Non-GAAP (1) operating income was $94.9 million for the quarter ended June 30, 2021, excluding $32.1 million for stock-based compensation expense and $2.2 million for deferred compensation plan expense, compared with $53.0 million for the quarter ended June 30, 2020, excluding $21.0 million for stock-based compensation expense and $4.0 million for deferred compensation plan expense.

●	GAAP other income, net, was $3.0 million for the quarter ended June 30, 2021, compared with $5.2 million for the quarter ended June 30, 2020.

●

Non-GAAP (1) other income, net, was $1.2 million for the quarter ended June 30, 2021, excluding $1.9 million for deferred compensation plan income, compared with $1.6 million for the quarter ended June 30, 2020, excluding $3.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $63.7 million for the quarter ended June 30, 2021, compared with $33.2 million for the quarter ended June 30, 2020.

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Non-GAAP (1) income before income taxes was $96.1 million for the quarter ended June 30, 2021, excluding $32.1 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with $54.7 million for the quarter ended June 30, 2020, excluding $21.0 million for stock-based compensation expense, and $0.5 million for deferred compensation plan expense.

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GAAP net income was $55.2 million and $1.16 per diluted share for the quarter ended June 30, 2021. Comparatively, GAAP net income was $30.2 million and $0.64 per diluted share for the quarter ended June 30, 2020.

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Non-GAAP (1) net income was $86.5 million and $1.81 per diluted share for the quarter ended June 30, 2021, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $50.6 million and $1.08 per diluted share for the quarter ended June 30, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects.

The financial results for the six months ended June 30, 2021 are as follows:

●	Revenue was $547.8 million for the six months ended June 30, 2021, a 55.6% increase from $352.0 million for the six months ended June 30, 2020.

●	GAAP gross margin was 55.7% for the six months ended June 30, 2021, compared with 55.1% for the six months ended June 30, 2020.

●

Non-GAAP (1) gross margin was 56.1% for the six months ended June 30, 2021, excluding the impact of $1.7 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with 55.6% for the six months ended June 30, 2020, excluding the impact of $1.2 million for stock-based compensation expense and $0.4 million for the deferred compensation plan expense.

●	GAAP operating expenses were $198.6 million for the six months ended June 30, 2021, compared with $135.1 million for the six months ended June 30, 2020.

●

Non-GAAP (1) operating expenses were $136.6 million for the six months ended June 30, 2021, excluding $59.0 million for stock-based compensation expense and $3.0 million for deferred compensation plan expense, compared with $96.7 million for the six months ended June 30, 2020, excluding $38.4 million for stock-based compensation expense.

●	GAAP operating income was $106.7 million for the six months ended June 30, 2021, compared with $58.9 million for the six months ended June 30, 2020.

●

Non-GAAP (1) operating income was $170.7 million for the six months ended June 30, 2021, excluding $60.7 million for stock-based compensation expense and $3.3 million for deferred compensation plan expense, compared with $98.9 million for the six months ended June 30, 2020, excluding $39.6 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense.

●	GAAP other income, net, was $5.6 million for the six months ended June 30, 2021, compared with $3.5 million for the six months ended June 30, 2020.

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Non-GAAP (1) other income, net was $2.6 million for the six months ended June 30, 2021, excluding $3.0 million for deferred compensation plan income, compared with $3.7 million for the six months ended June 30, 2020, excluding $0.2 million for deferred compensation plan expense.

●	GAAP income before income taxes was $112.3 million for the six months ended June 30, 2021, compared with $62.4 million for the six months ended June 30, 2020.

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Non-GAAP (1) income before income taxes was $173.3 million for the six months ended June 30, 2021, excluding $60.7 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with $102.6 million for the six months ended June 30, 2020, excluding $39.6 million for stock-based compensation expense, and $0.6 million for deferred compensation plan expense.

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GAAP net income was $100.6 million and $2.11 per diluted share for the six months ended June 30, 2021. Comparatively, GAAP net income was $65.9 million and $1.41 per diluted share for the six months ended June 30, 2020.

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Non-GAAP (1) net income was $155.9 million and $3.27 per diluted share for the six months ended June 30, 2021, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $94.9 million and $2.03 per diluted share for the six months ended June 30, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2021	2020	2021	2020
Computing and storage	$87,723	$64,087	$155,218	$116,044
Automotive	48,699	17,779	93,566	41,091
Industrial	43,323	26,592	83,111	51,829
Communications	37,459	30,095	73,528	57,965
Consumer	76,113	47,656	142,349	85,058
Total	$293,317	$186,209	$547,772	$351,987

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2021	2020	2021	2020
DC to DC	$278,808	$176,113	$520,237	$332,988
Lighting Control	14,509	10,096	27,535	18,999
Total	$293,317	$186,209	$547,772	$351,987

“With our planned capacity expansion in place and as we release more parts into production, we are well positioned to accelerate our future revenue growth,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the third quarter ending September 30, 2021:

●	Revenue in the range of $309 million to $321 million.

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Gross margin, on both a GAAP and non-GAAP (1) basis, is expected to include a one-time benefit from a $4 million litigation settlement. Including this one-time benefit, GAAP gross margin will be in the range of 57.3% to 57.9% and non-GAAP (1) gross margin will be in the range of 57.6% to 58.2%. Excluding this one-time item, non-GAAP (1) gross margin will be in the range of 56.3% to 56.9%.

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GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $104.1 million and $108.1 million. Non-GAAP (1) R&D and SG&A expenses between $73.9 million and $75.9 million, which excludes estimated stock-based compensation expenses in the range of $30.2 million to $32.2 million.

●	Total stock-based compensation expense of $31.2 million to $33.2 million.

●	Litigation expenses ranging between $2.3 million and $2.7 million.

●	Interest income of $1.0 million to $1.4 million.

●	Fully diluted shares outstanding between 47.4 million and 48.4 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and a one-time benefit from a litigation settlement. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, on July 27, 2021. You can access the webinar at: https://mpsic.zoom.us/j/93453171033. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’s Securities and Exchange Commission (SEC) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 1, 2021 and our quarterly report on Form 10-Q filed with the SEC on May 10, 2021. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) is a global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor design expertise, and innovative proprietary semiconductor process and system integration technologies. These combined advantages enable MPS to provide customers with reliable, compact and monolithic solutions that offer highly energy-efficient and cost-effective products, as well as providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$220,210	$334,944
Short-term investments	450,078	260,169
Accounts receivable, net	77,553	66,843
Inventories	177,322	157,062
Other current assets	24,917	22,980
Total current assets	950,080	841,998
Property and equipment, net	332,093	281,528
Goodwill	6,571	6,571
Deferred tax assets, net	17,699	18,556
Other long-term assets	66,548	59,838
Total assets	$1,372,991	$1,208,491

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$58,882	$38,169
Accrued compensation and related benefits	55,279	45,840
Other accrued liabilities	68,570	62,960
Total current liabilities	182,731	146,969
Income tax liabilities	38,498	37,062
Other long-term liabilities	64,407	57,873
Total liabilities	285,636	241,904
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 45,917 and 45,267, respectively	733,672	657,701
Retained earnings	341,382	298,746
Accumulated other comprehensive income	12,301	10,140
Total stockholders’ equity	1,087,355	966,587
Total liabilities and stockholders’ equity	$1,372,991	$1,208,491

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$293,317	$186,209	$547,772	$351,987
Cost of revenue	129,102	83,616	242,498	157,947
Gross profit	164,215	102,593	305,274	194,040
Operating expenses:
Research and development	44,753	31,673	86,645	57,629
Selling, general and administrative	57,238	40,883	108,691	73,047
Litigation expense	1,596	2,082	3,224	4,423
Total operating expenses	103,587	74,638	198,560	135,099
Income from operations	60,628	27,955	106,714	58,941
Other income, net	3,031	5,200	5,618	3,486
Income before income taxes	63,659	33,155	112,332	62,427
Income tax expense (benefit)	8,490	2,988	11,750	(3,495)
Net income	$55,169	$30,167	$100,582	$65,922

Net income per share:
Basic	$1.20	$0.67	$2.20	$1.48
Diluted	$1.16	$0.64	$2.11	$1.41
Weighted-average shares outstanding:
Basic	45,796	44,785	45,647	44,620
Diluted	47,754	46,831	47,732	46,750

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of revenue	$885	$642	$1,700	$1,199
Research and development	6,752	4,962	12,918	9,332
Selling, general and administrative	24,489	15,440	46,092	29,075
Total stock-based compensation expense	$32,126	$21,044	$60,710	$39,606

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income	$55,169	$30,167	$100,582	$65,922

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	32,126	21,044	60,710	39,606
Deferred compensation plan expense	290	460	233	554
Tax effect	(1,117)	(1,111)	(5,578)	(11,189)
Non-GAAP net income	$86,468	$50,560	$155,947	$94,893

Non-GAAP net income per share:
Basic	$1.89	$1.13	$3.42	$2.13
Diluted	$1.81	$1.08	$3.27	$2.03

Shares used in the calculation of non-GAAP net income per share:
Basic	45,796	44,785	45,647	44,620
Diluted	47,754	46,831	47,732	46,750

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Gross profit	$164,215	$102,593	$305,274	$194,040
Gross margin	56.0%	55.1%	55.7%	55.1%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	885	642	1,700	1,199
Deferred compensation plan expense	130	460	291	406
Non-GAAP gross profit	$165,230	$103,695	$307,265	$195,645
Non-GAAP gross margin	56.3%	55.7%	56.1%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total operating expenses	$103,587	$74,638	$198,560	$135,099

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(31,241)	(20,402)	(59,010)	(38,407)
Deferred compensation plan income (expense)	(2,022)	(3,572)	(2,981)	30
Non-GAAP operating expenses	$70,324	$50,664	$136,569	$96,722

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total operating income	$60,628	$27,955	$106,714	$58,941

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	32,126	21,044	60,710	39,606
Deferred compensation plan expense	2,152	4,032	3,272	377
Non-GAAP operating income	$94,906	$53,031	$170,696	$98,924

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total other income, net	$3,031	$5,200	$5,618	$3,486

Adjustments to reconcile other income, net to non-GAAP other income, net:
Deferred compensation plan expense (income)	(1,862)	(3,572)	(3,039)	177
Non-GAAP other income, net	$1,169	$1,628	$2,579	$3,663

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total income before income taxes	$63,659	$33,155	$112,332	$62,427

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	32,126	21,044	60,710	39,606
Deferred compensation plan expense	290	460	233	554
Non-GAAP income before income taxes	$96,075	$54,659	$173,275	$102,587

2021 THIRD QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	September 30, 2021
	Low	High
Gross margin	57.3%	57.9%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	57.6%	58.2%
Additional adjustment:
One-time benefit from a litigation settlement	(1.3)%	(1.3)%
Non-GAAP gross margin	56.3%	56.9%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	September 30, 2021
	Low	High
R&D and SG&A expense	$104,100	$108,100
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(30,200)	(32,200)
Non-GAAP R&D and SG&A expense	$73,900	$75,900